Navigator Taxable Income Funds
      Navigator Class of Legg Mason U.S. Government Intermediate-Term Portfolio Navigator Class of Legg Mason Investment Grade Income Portfolio
      Navigator Class of Legg Mason High Yield Portfolio



                                 NAVIGATOR SHARES PROSPECTUS         MAY 3, 1999




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                                 HOW TO INVEST(SM)

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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
T A B L E   O F  C O N T E N T S

A b o u t  t h e  f u n d s:

         xx       Investment objectives

         xx       Risks

         xx       Performance

         xx       Fees and expenses of the funds

         xx       Management

A b o u t  y o u r  i n v e s t m e n t:

         xx       How to invest

         xx       How to sell your shares

         xx       Account policies

         xx       Services for investors

         xx       Dividends and taxes

         xx       Financial highlights

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LEGG MASON INCOME TRUST, INC.

[icon]  I N V E S T M E N T  O B J E C T I V E S

The Legg Mason Income Trust, Inc. offers four series, three of which are offered through this Prospectus: Legg Mason U.S. Government Intermediate-Term Portfolio, Legg Mason Investment Grade Income Portfolio and Legg Mason High Yield Portfolio.

Western Asset's approach in managing these three funds revolves around an investment outlook developed by its Investment Strategy Group, a team of senior professionals that meets at least twice a week to review developments in the economy and the markets. Based on their consensus view of the economic outlook for the following six months, this group arrives at a recommended portfolio structure, including targets for duration, yield curve exposure, and sector allocation. Western's Portfolio Management Group implements the strategy in a manner consistent with the investment policies of each fund, using information on the relative credit strength, liquidity, issue structure, event risk, convenant protection and market valuation of available securities developed by the Research Group. Each fund is managed in accordance with the investment objective and policies described below.

U.S. Government Intermediate-Term Portfolio

Investment Objective: high current income consistent with prudent investment risk and liquidity needs

Principal Investment Strategies:

The fund, under normal circumstances, invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by such securities including repurchase agreements. Investments in mortgage-related securities issued by governmental or government-related entities will be included in the 75% limitation.

The balance of the fund, up to 25% of its total assets, may be invested in commercial paper and investment grade debt securities rated within one of the four highest grades assigned by Standard & Poor's or Moody's Investors Service, Inc., securities comparably rated by another nationally recognized statistical rating organization, or unrated securities judged by the adviser to be of comparable quality.

Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between three and ten years.

The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

Investment Grade Income Portfolio

Investment Objective: high level of current income through investment in a diversified portfolio of debt securities

Principal Investment Strategies:

The fund invests primarily in fixed-income securities which the adviser considers to be investment grade. Although the fund can invest in securities of any maturity, it expects to maintain a dollar-weighted average maturity of between five and twenty years.

The fund invests, under normal circumstances, at least 75% of its total assets in the following types of investment grade fixed-income securities:

o debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the adviser to be of comparable quality;

o securities of, or guaranteed by, the U.S. Government, it agencies or instrumentalities;

o commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the adviser to have investment quality comparable to securities which may be purchased under the first item above; bank certificates of deposit; and bankers' acceptances; and

o preferred stocks (including step down preferred securities) rated no lower than Baa by Moody's or, if unrated by Moody's, judged by the adviser to be of comparable quality.

The remainder of the fund's assets, not in excess of 25% of its total assets, may be invested in:

o debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the adviser to be of comparable quality; and

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
o securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests.

Securities purchased by the fund may be privately placed. The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

High Yield Portfolio

Investment Objectives: high current income and, secondarily, capital appreciation

Principal Investment Strategies:

The fund's adviser, under normal circumstances, invests at least 65% of the fund's total assets in high yield, fixed-income securities, including those commonly known as "junk bonds". Such securities include, but are not limited to: foreign and domestic corporate debt securities and debt securities of other issuers, preferred stocks, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities, asset-backed securities, commercial paper and obligations issued or guaranteed by the U.S. Government, foreign governments or any of their respective political subdivisions, agencies or instrumentalities, including repurchase agreements secured by such instruments. Most fixed-income securities in which the fund invests are rated BBB/Baa or lower, or are unrated but deemed by the adviser to be of equivalent quality.

The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed income securities rated above BBB by S&P or Baa by Moody's, securities comparably rated by another nationally recognized statistical rating organization, or unrated securities deemed by the adviser to be of equivalent quality.

The fund may invest up to 25% of its total assets in private placements and securities which, though not registered at the time of their initial sale, are issued with registration rights. This limitation does not apply to securities purchased pursuant to Rule 144A.

The fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including securities of issuers based in emerging markets.

The fund may hold cash or, money market instruments without limit for temporary defensive purposes or pending investment.

U.S. Government Money Market Portfolio

Investment Objective: high current income consistent with liquidity and conservation of principal

Principal Investment Strategies:

The fund is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the fund adheres to the following practices:

o it invests only in U.S. government obligations, repurchase agreements secured by such instruments, and securities issued or guaranteed by multi-national development banks of which the U.S. is a member, such as the World Bank.
o it invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such securities.
o it buys money market securities maturing in 397 days or less (It can also buy certain variable and floating rate securities the adviser believes will act as though they have maturities of 397 days or less.)
o  it maintains a dollar-weighted average portfolio maturity of 90 days or less
o it buys only high-quality money market securities which the adviser determines to present minimal credit risk

The fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment.

[icon]  R I S K S

In general -

As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. Although Government Money Market seeks to maintain a net asset value of $1.00 per share, there can be no assurance that the fund will always be able to do so. There is no guarantee that any fund will achieve its objective.

Interest rate risk -

Each fund is subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk -

Each fund is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. High Yield may invest in securities rated as low as C by Moody's or D by S&P. These ratings indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.

Call risk -

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special risks of high yield securities -

Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. These securities constitute the primary focus of the High Yield Portfolio.
Investment Grade Portfolio can invest in them to a limited extent.

Special risks of mortgage-backed securities -

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk.

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
When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

Other risks -

The use of certain derivatives to hedge interest rate or other risks could affect fund performance if the derivatives do not perform as expected.

The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. In general, less information is publicly available about foreign companies than about U.S. companies. Some foreign governments have defaulted on principal and interest payments.

The investment strategies employed by the funds (except Government Money Market) often involve high turnover rates. This results in higher trading costs and could cause a fund to realize higher levels of taxable gains.

Year 2000 -

Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their manager, distributor or adviser, or could impact companies in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the manager and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

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
[icon]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund's current yield, call toll-free 1-800-822-5544.

The Navigator Class of Shares of High Yield commended operations on May 5, 1998. The returns presented for High Yield are for the fund's Primary Shares, which are not offered in this prospectus. Annual returns for Primary Shares and Navigator Shares differ only to the extent that Navigator shares pay lower expenses, and therefore have higher returns.

U.S. Government Intermediate-Term Portfolio -- Navigator Shares

Year by year total return as of December 31 of each year (%):

16%
                           14.45
14%

12%

10%

8%
                                            7.45
6%
                                    5.09
4%

2%
                  .50
0%

                  1994(A)  1995     1996    1997     1998

During the life of the class:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers Medium-Term Treasury/Government-Sponsored Index.

                                                                     1 Year        Life of
                                                                                   Class (B)
U.S Government Intermediate-Term Portfolio
Salomon Brothers Medium-Term Treasury/Government-Sponsored Index     -8.51%

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than total returns.

-----------------
(A) December 1, 1994 (commencement of operations) to December 31, 1994.
(B) December 1, 1994 (commencement of operations) to December 31, 1998.

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P E R F O R M A N C E

Investment Grade Income Portfolio - Navigator Shares

Year by year total return as of December 31 of each year (%):

12%
                                    10.95
10%

8%

6%
                           4.88
4%

2%
                  1.42
0%
                  1995(A)  1996     1997    1998

During the life of the class:

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers Broad Investment-Grade Bond Index.

                                                     1 Year        Life of
                                                                   Class (B)
Investment Grade Income Portfolio                    8.71%
Salomon Brothers Broad Investment-Grade Bond Index

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than total returns.

----------------
(A) December 1, 1995 (commencement of operations) to December 31, 1995.
(B) December 1, 1995 (commencement of operations) to December 31, 1998.

P E R F O R M A N C E

High Yield Portfolio - Primary Shares

Year by year total return as of December 31 of each year (%):

25%


20%
                           18.01
                                            15.86
15%
                                    14.91

10%


5%


0%
                  -2.90

-5%
                  1994*    1995     1996    1997     1998

*The fund commenced operations on February 1, 1994.

During the life of the Class (a):

                                                Quarter Ended                        Total Return
------------------------------------- ----------------------------------- -----------------------------------
Best quarter:
------------------------------------- ----------------------------------- -----------------------------------
Worst quarter:
------------------------------------- ----------------------------------- -----------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman High Yield Index.

                                                1 Year        Life of Class
High Yield Portfolio - Primary Shares                %                % (a)
High Yield Portfolio - Navigator Shares            N/A                % (b)
Lehman High Yield Index

These figures include changes in principal value, reinvested dividends and capital-gain distributions, if any. By comparing the bar chart with the average annual total returns, you can see that average returns smooth out year-to-year variations and that annual returns are more volatile than average returns.

(a) February 1, 1994 (commencement of operations) to December 31, 1998.

(b) May 5, 1998 (commencement of operations) to December 31, 1998. The cumulative return presented in the table is based only on an eight month period and therefore is not necessarily representative of how the fund will perform over time.

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[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D S

The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge or redemption fee and are not subject to a 12b-1 fee.

The fees and expenses shown are for the fiscal year ended December 31, 1998 and are calculated as a percentage of average net assets.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  ----------------------------------------------- ------------------- ----------------- ----------
                                                      Government      Investment Grade    High
                                                     Intermediate                         Yield
  ----------------------------------------------- ------------------- ----------------- ----------
  Management fees                                 0.55%(A)            0.60 %(A)         0.65 %
  ----------------------------------------------- ------------------- ----------------- ----------
  Distribution and/or Service (12b-1) fees        None                None              None
  ----------------------------------------------- ------------------- ----------------- ----------
  Other Expenses                                  0.11 %              0.20 %            0.14 %
  ----------------------------------------------- ------------------- ----------------- ----------
  Total Annual Fund Operating Expenses            0.66 %(A)           0.80%(A)          0.79 %
  ----------------------------------------------- ------------------- ----------------- ----------

(A)  The manager has a voluntary agreement to waive fees so that Navigator
     Share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of .50% of average daily net assets attributable to Navigator Shares during any month for Government Intermediate or until its net assets reach $500 million, and for Investment Grade, or until its net assets reach $250 million. These voluntary waivers will continue until August 1, 1999 but may be terminated at any time. With these waivers, management fees and total annual fund operating expenses would have been 0.35% and 0.46% for Government Intermediate and 0.25% and 0.45% for Investment Grade for the fiscal year ended December 31, 1998.

Example:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

--------------------------------- --------- ----------- ------------ ---------
                                  1 Year    3 Years     5 Years      10 Years
--------------------------------- --------- ----------- ------------ ---------
Government Intermediate           $  67     $  211      $  368       $    822
Investment Grade                  $  82     $  255      $  444       $    990
High Yield                        $  81     $  252      $  439       $    978
--------------------------------- --------- ----------- ------------ ---------

Under the fee waiver arrangements described above, your costs for the one, three, five and ten year periods would be: for Government Intermediate, $47, $148, $258 and $579; and for Investment Grade, $46, $144, $252 and $567.

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
[icon]  M A N A G E M E N T

Management and Adviser:

Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. The manager is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. The manager acts as adviser or manager to twenty investment company portfolios which had aggregate assets under management of approximately $[ ] billion as of March 31, 1999.

For it services during the fiscal year ended December 31, 1998, each fund paid the manager a percentage of its average daily net assets as follows:

Government Intermediate    0.35%
Investment Grade           0.25%
High Yield                 0.65%

Western Asset Management Company, 117 East Colorado Boulevard Pasadena, California 91105, is the funds' investment adviser. The adviser is responsible for the actual investment management of the funds, which includes making investment decisions and placing orders to buy, sell or hold a particular security. The adviser acts as investment adviser to investment companies and private accounts with aggregate assets of $[ ]billion as of March 31, 1999. An investment committee has been responsible for the day-to-day management of each fund since its inception.

For its services, the manager paid the adviser a fee, which is calculated daily and payable monthly, at annual rates of each fund's average daily net assets as follows, for the fiscal year ended December 31, 1998:

   ------------------------------------------ --------------------------------------------------------------
   Government Intermediate                    0.20%, not to exceed the fee paid to the manager (after any fee waivers)
   ------------------------------------------ --------------------------------------------------------------
   Investment Grade                           0.24%, or 40% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------
   High Yield                                 0.50%, or 77% of the fee received by the manager
   ------------------------------------------ --------------------------------------------------------------


Distributor of the funds' shares:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, distributes the funds' shares under separate Underwriting Agreements with each fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

Fairfield Group, Inc., 721 Dresher Road, Horsham, Pennsylvania, is a registered broker/dealer that sells Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Legg Mason and the manager may pay Fairfield or others out of their own assets to support the distribution of Navigator Shares and shareholder servicing.

The manager, adviser, distributor and Fairfield are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Government Intermediate, Investment Grade and High Yield currently offer two classes of shares - Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

 [icon]  H O W  T O  I N V E S T

Navigator Shares are currently offered for sale only to:

o Institutional Clients of the Fairfield Group, Inc. for investment of their own monies and monies for which they act in a fiduciary capacity
o Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").
o qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million
o clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary
o  any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates

Eligible investors may purchase Navigator Shares through Fairfield or through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.

Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, your order will be processed at the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchase orders received by Legg Mason or Fairfield before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day. Payment must be made within three business days to the selling organization.

You will begin to earn dividends as of settlement date, which is normally the third business day after your order is placed.

[icon] H O W  T O  S E L L  Y O U R  S H A R E S

To redeem your shares by telephone:

o Fairfield clients may call 1-800-441-3885
o Legg Mason clients may call 1-800-822-5544

Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the Institution.

Redemption orders received by Legg Mason or Fairfield before the close of the exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason or Fairfield after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.

Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account

Redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

[icon] A C C O U N T  P O L I C I E S

Net asset value per Navigator Share is determined daily, as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Navigator Share price, the fund's assets attributable to Navigator Shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Navigator Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason, Fairfield or their affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time
o  change its minimum investment amounts
o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] S E R V I C E S  F O R  I N V E S T O R S


Confirmations and Account Statements:
Confirmations will be sent to Institutional Clients after each transaction involving Navigator Shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

Exchange Privilege:
Navigator Shares of a fund may be exchanged for Navigator Shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year
o terminate or modify the exchange privilege after 60 days' notice to shareholders

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] D I V I D E N D S  A N D  T A X E S

Government Intermediate and Investment Grade each declares dividends from its net investment income daily and pays them monthly. High Yield declares and pays these dividends monthly.

Each fund declares and pays dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and distributions will be automatically reinvested in additional shares of the distributing fund. If you wish to receive dividends and/or distributions in cash, you must notify Legg Mason or Fairfield at least 10 days before the next dividend or distribution is to be paid. You may also request that your dividends and distributions be reinvested in Navigator Shares of another Legg Mason fund. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and distributions in additional shares of the distributing fund.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and distributions are taxable to investors (other than qualified retirement plans and other tax exempt investors) whether received in cash or reinvested in additional Navigator Shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to each investor at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The funds will also withhold 31% of all dividends and capital gain distributions and payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, [xxxx], whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                          U.S. Government Intermediate
                                Navigator Shares

                    ---------------------------------------- ---------------------------------------------------------------
                            Income from Investment                                   Distributions
                                  Operations
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
For the    Net          Net          Net           Total       From net    In excess    From net     Total            Net
years      asset        investment   realized &    from        investment  of net       realized     distributions    asset
ended      value,       income       unrealized    investment  income      investment   gain on                       value,
Dec. 31,   beginning                 gain (loss)   operations              income       investments                   end of
           of year                   on                                                                               year
                                     investments,
                                     options and
                                     futures
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1998
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1997            $10.31       $.65 (B)       $ .09       $ .74      $(.64)       $(.01)           --       $(.65)        $10.40
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1996            $10.47       $.67 (B)       $(.16)      $ .51      $(.66)       $(.01)           --       $(.67)        $10.31
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1995            $ 9.72       $.62 (B)       $ .75       $1.37      $(.62)           --           --       $(.62)        $10.47
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1994 (A)        $ 9.72       $.05 (B)          --       $ .05      $(.05)           --           --       $(.05)        $ 9.72
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------

         Ratios/Supplemental Data:

---------- -------------- ------------- ---------------------- --------------- ---------------------------------
For the    Total Return     Ratio of       Net Investment        Portfolio               Net Assets,
year            (%)         Expenses        Income (Loss)      Turnover Rate             End of Year
ended                      to Average      to Average Net           (%)                 (thousands - $)
Dec. 31,                   Net Assets        Assets (%)
                              (%)
---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1998
---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1997                7.45         .45 (B)               6.40 (B)             252                           7,914
---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1996                5.09         .42 (B)               6.47 (B)             354                           8,082
---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1995               14.45         .44 (B)               6.08 (B)             290                           4,184
---------- -------------- ------------- ---------------------- ---------------- --------------------------------
1994 (A)           .50(C)        .40 (B,D)             6.44 (B,D)           316 (D)                       4,024
---------- -------------- ------------- ---------------------- ---------------- --------------------------------

                                                    Investment Grade
                                                    Navigator Shares
                    ---------------------------------------- ---------------------------------------------------------------
                            Income from Investment                                   Distributions
                                  Operations
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
For the    Net          Net          Net           Total       From net    In excess    From net     Total           Net
years      asset        investment   realized &    from        investment  of net       realized     distributions   asset
ended      value,       income       unrealized    investment  income      investment   gain on                      value,
Dec. 31,   beginning                 gain (loss)   operations              income       investments                  end of
           of year                   on                                                                              year
                                     investments,
                                     options and
                                     futures
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1998
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1997            $10.22       $.71(F)        $.37       $1.08      $(.71)           --           --       $(.71)        $10.59
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1996            $10.44       $.70(F)       $(.22)        $.48      $(.70)           --           --       $(.70)        $10.22
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------
1995 (E)        $10.32       $.03(F)         $.12        $.15      $(.03)           --           --       $(.03)        $10.44
---------- ------------ ------------ ------------- ----------- ----------- ------------ ------------ ------------ -------------


         Ratios/Supplemental Data

------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
  For the       Total         Ratio of      Net Investment         Portfolio                Net Assets,
   years       Return         Expenses       Income (Loss)       Turnover Rate              End of Year
ended Dec.       (%)       to Average Net   to Average Net            (%)                 (thousands - $)
    31,                      Assets (%)       Assets (%)
------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1998
------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1997               10.95             .43 (F)         6.87 (F)                  259                          252
------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1996                4.88          .41 F, (D)      6.99 F, (D)                  383                          243
------------ ------------ ----------------- ---------------- ---------------------- ----------------------------

------------ ------------ ----------------- ---------------- ---------------------- ----------------------------
1995 (E)           1.42 (C)        .40 (F, D)       6.73 (F, D)                221 (D)                      249
------------ ------------ ----------------- ---------------- ---------------------- ----------------------------

                                                       High Yield
                                                    Navigator Shares

                ------------------------------------------ -----------------------------------------------------------------
                         Income from Investment                                     Distributions
                               Operations
----------- ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- -------------
For the     Net          Net          Net           Total        From net     In excess   From net      Total         Net
year        asset        investment   realized &    from         investment   of net      realized      distributions asset
ended       value,       income       unrealized    investment   income       investment  gain on                     value,
Dec. 31,    beginning                 gain (loss)   operations                income      investments                 end of
            of year                   on                                                                              year
                                      investments,
                                      options and
                                      futures
----------- ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- -------------
1998 (G)
----------- ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- -------------

         Ratios/Supplemental Data

----------- -------------- --------------- -------------------- ----------------------- -----------------------------
For the     Total Return      Ratio of       Net Investment           Portfolio                 Net Assets,
year             (%)          Expenses        Income (Loss)         Turnover Rate               End of Year
ended                        to Average      to Average Net              (%)                   (thousands - $)
Dec. 31,                   Net Assets (%)      Assets (%)
----------- -------------- --------------- -------------------- ----------------------- -----------------------------
1998 (G)
----------- -------------- --------------- -------------------- ----------------------- -----------------------------

---------------------
A    December 1, 1994 (commencement of sale of Navigator Shares) to December 31,
     1994
B Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, [xx]; 1997, .66%, .69%; 1995, .74%; and
     1994, .66%.
C    Not annualized
D    Annualized
E    December 1, 1995 (commencement of sale of Navigator Shares) to December 31,
     1995
F Net of fees waived by the manager for expenses exceeding the following expense limitations: 0.4% until April 30, 1996; and 0.50% until August 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1998, [xx]%; 1997, .82%; 1996, .88%; and 1995, .82%.
G    May 5, 1998 (commencement of operations) to December 31, 1998

L e g g M a s o n I n c o m e T r u s t, I n c.

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

Annual and Semiannual Reports - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:

o  call toll-free 1-800-822-5544
o  visit us on the Internet via http://www.leggmason.com
o  write to us at:   Legg Mason Wood Walker, Incorporated
                     100 Light Street, P.O. Box 1476
                     Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.

                                                        SEC file number 811-5029

                                       18